                                                                    Exhibit 10.5

                             LAKELAND BANCORP, INC.

                        2000 EQUITY COMPENSATION PROGRAM
                     (AS AMENDED THROUGH FEBRUARY 15, 2001)

                  1. Purposes. This Equity Compensation Program (the "Program")
                     --------
is intended to secure for Lakeland Bancorp, Inc. (the "Corporation"), its direct and indirect present and future subsidiaries, including without limitation any entity which the Corporation reasonably expects to become a subsidiary (the "Subsidiaries"), and its shareholders, the benefits arising from ownership of the Corporation's common stock ("Common Stock") by those selected directors, officers and key employees of the Corporation and the Subsidiaries who are most responsible for future growth. The Program is designed to help attract and retain superior individuals for positions of substantial responsibility with the Corporation and the Subsidiaries and to provide these persons with an additional incentive to contribute to the success of the Corporation and the Subsidiaries.

                  2. Elements of the Program. In order to maintain flexibility
                     -----------------------
in the award of benefits, the Program is comprised of three parts -- the Incentive Stock Option Plan ("Incentive Plan"), the Supplemental Stock Option Plan ("Supplemental Plan"), and the Independent Director Plan ("Independent Director Plan"). Copies of the Incentive Plan, Supplemental Plan, and Independent Director Plan are attached hereto as Parts I, II, and III, respectively. Each such plan is referred to herein as a "Plan" and all such plans are collectively referred to herein as the "Plans." The grant of an option under one of the Plans shall not be construed to prohibit the grant of an option under any of the other Plans.

                  3. Applicability of General Provisions.  Unless any Plan
                     -----------------------------------
specifically indicates to the contrary, all Plans shall be subject to the general provisions of the Program set forth below under the heading "General Provisions of the Equity Compensation Program" (the "General Provisions").

              GENERAL PROVISIONS OF THE EQUITY COMPENSATION PROGRAM

                  Article 1. Administration. The Program shall be administered
                             --------------
by the Board of Directors of the Corporation (the "Board" or the "Board of Directors") or any duly created committee appointed by the Board and charged with the administration of the Program. To the extent required in order to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), such committee shall consist solely of "Outside Directors" (as defined herein). The Board, or any duly appointed committee, when acting to administer the Program, is referred to as the "Program Administrator". Any action of the Program Administrator shall be taken by majority vote at a meeting or by unanimous written consent of all members without a meeting. No Program Administrator or member of the Board of the Corporation shall be liable for any action or determination made in good faith with respect to the Program or with respect to any option granted pursuant to the Program. For purposes of the Program, the term "Outside Director" shall mean a director who (a) is not a current employee of the Corporation or the Subsidiaries; (b) is not a former employee of the Corporation or the Subsidiaries who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the then current taxable year; (c) has not been an officer of the Corporation or the Subsidiaries; and (d) does not receive remuneration (which shall be deemed to include any payment in exchange for goods or services) from the Corporation or the Subsidiaries, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code
Section 162(m) and the regulations thereunder.

                  Article 2. Authority of Program Administrator. Subject to the
                             ----------------------------------
other provisions of this Program, and with a view to effecting its purpose, the Program Administrator shall have the authority: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to prescribe, amend and rescind rules and regulations relating to the Program; (d) to determine the persons to whom options shall be granted under the Program; (e) to determine the time or times at which options shall be granted under the Program; (f) to determine the number of shares subject to any discretionary option under the Program as well as the option price, and the duration of each option and any other terms and conditions of options; and (g) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations and interpretations made by the Program Administrator shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs and beneficiaries.

                  Article 3. Maximum Number of Shares Subject to the Program.
                             -----------------------------------------------
The maximum aggregate number of shares of Common Stock issuable pursuant to the Program shall be 950,000 shares. No one person participating in the Program may receive options for more than 300,000 shares of Common Stock in any calendar year. All such shares may be issued under any Plan which is part of the Program. If any of the options (including incentive stock options) granted under the Program expire or terminate for any reason before they have been exercised in full, the unissued shares subject to those expired or terminated options shall again be available for purposes of the Program. Any shares of Common Stock delivered pursuant to the Program may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                  Article 4. Eligibility and Participation. All directors,
                             -----------------------------
officers and employees of the Corporation and the Subsidiaries shall be eligible to participate in the Program. The term "employee" shall include any person who has agreed to become an employee.

                  Article 5. Effective Date and Term of Program. The Program
                             ----------------------------------
shall become effective immediately upon approval of the Program by the Board of Directors of the Corporation, subject to approval of the Program by the shareholders of the Corporation within twelve months after the date of approval of the Program by the Board of Directors. The Program shall continue in effect for a term of ten years from the date that the Program is adopted by the Board of Directors, unless sooner terminated by the Board of Directors of the Corporation.

                  Article 6. Adjustments. In the event that the outstanding
                             -----------
shares of Common Stock of the Corporation are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split (an "Adjustment Event"), an appropriate and proportionate adjustment shall be made by the Program Administrator in the maximum number and kind of shares as to which options may be granted under the Program. A corresponding adjustment changing the number or kind of shares allocated to unexercised options which shall have been granted prior to any such Adjustment Event shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share or other unit of any security covered by the option. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

                  Article 7. Termination and Amendment of Program and Awards. No
                             -----------------------------------------------
options shall be granted under the Program after the termination of the Program. The Program Administrator may at any time amend or revise the terms of the Program or of any outstanding option issued under the Program, provided, however, that (a) any shareholder approval required by applicable law or regulation shall be obtained and (b) no amendment, suspension or termination of the Program or of any outstanding option shall, without the consent of the person who has received an option, impair any of that person's rights or obligations under such option.

                  Article 8. Privileges of Stock Ownership. Notwithstanding the
                             -----------------------------
exercise of any option granted pursuant to the terms of the Program, no person shall have any of the rights or privileges of a stockholder of the Corporation in respect of any shares of stock issuable upon the exercise of his or her option until certificates representing the shares of Common Stock covered thereby have been issued and delivered. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which any stock certificate is issued pursuant to the Program.

                  Article 9. Reservation of Shares of Common Stock. During the
                             -------------------------------------
term of the Program, the Corporation will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.

                  Article 10. Tax Withholding. The exercise of any option under
                              ---------------
the Program is subject to the condition that, if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise, then, in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

                  Article 11. Employment; Service as a Director. Nothing in the
                              ---------------------------------
Program gives to any person any right to continued employment by the Corporation or the Subsidiaries or to continued service as a director of the Corporation or the Subsidiaries or limits in any way the right of the Corporation or the Subsidiaries at any time to terminate or alter the terms of that employment or service.

                  Article 12. Investment Letter; Lock-Up Agreement; Restrictions
                              --------------------------------------------------
on Obligation of the Corporation to Issue Securities; Restrictive Legend. Any
------------------------------------------------------------------------
person acquiring or receiving Common Stock or other securities of the Corporation pursuant to the Program, as a condition precedent to receiving the shares of Common Stock or other securities, may be required by the Program Administrator to submit a letter to the Corporation (a) stating that the shares of Common Stock or other securities are being acquired for investment and not with a view to the distribution thereof and (b) providing other assurances determined by the Corporation to be necessary or appropriate in order to assure that the issuance of such shares is exempt from any applicable securities registration requirements. The Corporation shall not be obligated to sell or issue any shares of Common Stock or other securities pursuant to the Program unless, on the date of sale and issuance thereof, the shares of Common Stock or other securities are either registered under the Securities Act of 1933, as amended, and all applicable state securities laws, or exempt from registration thereunder.

                  Article 13. Rights Upon Termination of Employment or Service
                              ------------------------------------------------
as a Director. Notwithstanding any other provision of the Program, any benefit
-------------
granted to an individual who has agreed to become an employee of the Corporation or any Subsidiary or to become an employee of any entity which the Corporation reasonably expects to become a Subsidiary, shall immediately terminate if the Program Administrator determines, in its sole discretion, that such person will not become an employee of the Corporation or any Subsidiary. If a recipient ceases to be employed by or to provide services as a director to the Corporation or any Subsidiary, or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, for any reason other than death, disability or retirement (subject to satisfaction of the criteria set forth in the following sentence), then, unless any other provision of the Program provides for earlier termination, all options shall terminate immediately in the event the recipient's employment or services as a director are terminated for cause and in all other circumstances may be exercised, to the extent exercisable on the date of termination, until 30 days after the date of termination, provided, however, that the Program Administrator may, in its discretion, allow such options to be exercised (to the extent exercisable on the date of termination) at any time within 90 days after the date of termination. Notwithstanding the foregoing, in the event an employee of the Corporation or any Subsidiary retires on or after attaining the age of 62, and provided such employee has at least five years of continuous service with the Corporation or any Subsidiary at the time of such retirement, then all options exercisable on the date of retirement as well as all options that would otherwise vest within one year following the date of retirement may be exercised until 30 days after the date of retirement or, at the discretion of the Program Administrator, until 90 days after the date of retirement.

                  Article 14. Rights Upon Disability. If a recipient becomes
                              ----------------------
disabled within the meaning of Section 22(e)(3) of the Code while employed by or while rendering services as a director to the Corporation or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), then, unless any other provision of the Program provides for earlier termination, all options may be exercised, to the extent exercisable on the date of termination (or to such greater extent as shall be determined by the Plan Administrator before or after the date of termination), at any time within one year after the date of termination due to disability.

                  Article 15. Rights Upon Death. If a recipient dies while
                              -----------------
employed by or while rendering services as a director to the Corporation or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), then, unless any other provision of the Program provides for earlier termination, all options may be exercised by the person or persons to whom the recipient's rights shall pass by will or by the laws of descent and distribution, to the extent exercisable on the date of death (or to such greater extent as shall be determined by the Plan Administrator before or after the date of termination), at any time within one year after the date of death unless any other provision of the Program provides for earlier termination.

                  Article 16. Non-Transferability. Options granted under the
                              -------------------
Program may not be sold, pledged, assigned or transferred in any manner by the recipient otherwise than by will or by the laws of descent and distribution and shall be exercisable (a) during the recipient's lifetime only by the recipient and (b) after the recipient's death only by the recipient's executor, administrator or personal representative, provided, however that the Program Administrator may permit the recipient of an option granted pursuant to Part II or Part III of the Program to transfer such options to a family member or a trust or partnership created for the benefit of family members. In the case of such a transfer, the transferee's rights and obligations with respect to the applicable options shall be determined by reference to the recipient and the recipient's rights and obligations with respect to the applicable options had no transfer been made. The recipient shall remain obligated pursuant to Articles 10 and 12 hereunder if required by applicable law.

                  Article 17. Change in Control. All options granted pursuant to
                              -----------------
the Program shall become fully exercisable upon the occurrence of a Change in Control Event. As used in the Program, a "Change in Control Event" shall be deemed to have occurred if any of the following events occur:

                           (a) the consummation of any consolidation or merger
of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of the shares of the Corporation's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or

                           (b) the consummation of any sale, lease, exchange or
other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, other than to a subsidiary or affiliate; or

                           (c) an approval by the shareholders of the
Corporation of any plan or proposal for the liquidation or dissolution of the Corporation; or

                           (d) any action pursuant to which any person (as such
term is defined in Section 13(d) of the Exchange Act), corporation or other entity (other than any person who owns more than ten percent (10%) of the outstanding Common Stock on the date of adoption of this Program by the Board of Directors, the Corporation or any benefit plan sponsored by the Corporation or any of its subsidiaries) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of shares of capital stock entitled to vote generally for the election of directors of the Corporation ("Voting Securities") representing fifty-one (51%) percent or more of the combined voting power of the Corporation's then outstanding Voting Securities (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities), unless, prior to such person so becoming such beneficial owner, the Board shall determine that such person so becoming such beneficial owner shall not constitute a Change in Control; or

                           (e) the individuals (A) who, as of the date on which
the Program is first adopted by the Board of Directors, constitute the Board (the "Original Directors") and (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two thirds of the Original Directors then still in office (such Directors being called "Additional Original Directors") and (C) who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by a vote of at least two thirds of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board.

                  Article 18. Merger or Asset Sale. For purposes of the Program,
                              --------------------
a merger or consolidation which would constitute a Change in Control Event pursuant to Article 17 and a sale of assets which would constitute a Change in Control Event pursuant to Article 17 are hereinafter referred to as "Article 18 Events". In the event of an Article 18 Event, each outstanding option shall be assumed or an equivalent benefit shall be substituted by the entity determined by the Board of Directors of the Corporation to be the successor corporation. However, in the event that any such successor corporation does not agree in writing, at least 15 days prior to the anticipated date of consummation of such
Article 18 Event, to assume or so substitute each such option, then each option not so assumed or substituted shall be deemed to be fully vested and exercisable. If an option becomes fully vested and exercisable pursuant to the terms of this Article 18, the Program Administrator shall notify the holder thereof in writing or electronically that (a) such holder's option shall be fully exercisable until immediately prior to the consummation of such Article 18 Event and (b) such holder's option shall terminate upon the consummation of such Article 18 Event. For purposes of this
Article 18, an option shall be considered assumed if, following consummation of the applicable Article 18 Event, the option confers the right to purchase or receive, for each share of Common Stock subject to the option immediately prior to the consummation of such Article 18 Event, the consideration (whether stock, cash or other securities or property) received in such Article 18 Event by holders of Common Stock for each share of Common Stock held on the effective date of such Article 18 Event (and, if holders of Common Stock are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such Article 18 Event is not solely common stock of such successor, the Program Administrator may, with the consent of such successor corporation, provide for the consideration to be received in connection with such option to be solely common stock of such successor equal in fair market value to the per share consideration received by holders of Common Stock in the Article 18 Event.

                  Article 19. Method of Exercise. Any optionee may exercise his
                              ------------------
or her option from time to time by giving written notice thereof to the Corporation at its principal office together with payment in full for the shares of Common Stock to be purchased. The date of such exercise shall be the date on which the Corporation receives such notice. Such notice shall state the number of shares to be purchased. The purchase price of any shares purchased upon the exercise of any option granted pursuant to the Program shall be paid in full at the time of exercise of the option by certified or bank cashier's check payable to the order of the Corporation or, if permitted by the Program Administrator, by shares of Common Stock, or by a combination of checks and shares of Common Stock. The Program Administrator may, in its sole discretion, permit an optionee to make "cashless exercise" arrangements, to the extent permitted by applicable law, and may require optionees to utilize the services of a single broker selected by the Program Administrator in connection with any cashless exercise. No option may be exercised for a fraction of a share of Common Stock. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value as determined by the Program Administrator in accordance with Section 4 of the Incentive Plan.

                  Article 20. Ten-Year Limitations. Notwithstanding any other
                              --------------------
provision of the Program, (a) no option may be granted pursuant to the Program more than ten years after the date on which the Program was adopted by the Board of Directors and (b) any option granted under the Program shall, by its terms, not be exercisable more than ten years after the date of grant.

                  Article 21. Sunday or Holiday. In the event that the time for
                              -----------------
the performance of any action or the giving of any notice is called for under the Program within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

                  Article 22.  Governing Law.  The Program shall be governed by
                               -------------
and construed in accordance with the laws of the State of New Jersey.

                  Article 23. Pooling Transactions. Notwithstanding anything
                              --------------------
contained in the Program to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction (as defined herein), the Program Administrator shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Corporation to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment or settlement with respect to any benefit granted under the Program, (b) providing that the payment or settlement in respect of any such benefit be made in the form of cash, shares of common stock or other assets or securities of a successor or acquirer of the Corporation, or a combination of the foregoing and (c) providing for the extension of the term of any such benefit to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any such benefit. For purposes of the Program, the term "Pooling Transaction" shall mean an acquisition of the Corporation in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

                  Article 24. Covenant Against Competition. The Program
                              ----------------------------
Administrator shall have the right to condition the award to an employee of the Corporation or the Subsidiaries of any option under the Program upon the recipient's execution and delivery to the Corporation of an agreement not to compete with the Corporation and the Subsidiaries during the recipient's employment and for such period thereafter as shall be determined by the Program Administrator. Such covenant against competition shall be in a form satisfactory to the Program Administrator.

                                     PART I

                           INCENTIVE STOCK OPTION PLAN

                  The following provisions shall apply with respect to options granted by the Program Administrator pursuant to Part I of the Program:

                  Section 1. General. This Incentive Stock Option Plan
                             -------
("Incentive Plan") is Part I of the Corporation's Program. The Corporation intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Code. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

                  Section 2. Terms and Conditions. The Program Administrator may
                             --------------------
grant incentive stock options to purchase Common Stock to any employee of the Corporation or its Subsidiaries. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrator shall, in its discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

                  Section 3. Duration of Options. Each option and all rights
                             -------------------
thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under the Incentive Plan expire later than ten years from the date on which the option is granted. Notwithstanding the foregoing, any option granted under the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary shall expire no later than five years from the date on which the option is granted.

                  Section 4. Purchase Price. The option price with respect to
                             --------------
any option granted pursuant to the Incentive Plan shall not be less than the Fair Market Value of the shares on the date of the grant of the option; except that the option price with respect to any option granted pursuant to the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation shall not be less than 110% of the Fair Market Value of the shares on the date the option is granted. For purposes of the Program, the phrase "Fair Market Value" shall mean the fair market value of the Common Stock on the date of grant or other relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) of a share of Common Stock on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Program Administrator in accordance with generally accepted valuation principles and such other factors as the Program Administrator reasonably deems relevant.

                  Section 5. Maximum Amount of Options in Any Calendar Year. The
                             ----------------------------------------------
aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under the terms of the Incentive Plan and all incentive stock option plans of the Corporation and the Subsidiaries) shall not exceed $100,000.

                  Section 6. Exercise of Options. Unless otherwise provided by
                             -------------------
the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, incentive stock options may only be exercised to the following extent during the following periods of time:

                                                      Maximum Percentage of
                                                         Shares Covered by
                                                        Option Which May be
                    During                                  Purchased
                    ------                        -----------------------------

        First 12 months after grant                             0
        First 24 months after grant                            25%
        First 36 months after grant                            50%
        First 48 months after grant                            75%
        Beyond 48 months after grant                          100%

               Section 7. Failure to Satisfy Applicable Requirements. In the
                          ------------------------------------------
event that an option is intended to be granted pursuant to the provisions of this Incentive Plan but fails to satisfy one or more requirements of this Incentive Plan, such option shall be deemed to have been granted pursuant to the Supplemental Plan set forth as Part II of the Program, provided that such option satisfies the requirements of the Supplemental Plan.

                                     PART II

                         SUPPLEMENTAL STOCK OPTION PLAN

                  The following provisions shall apply with respect to options granted by the Program Administrator pursuant to Part II of the Program:

                  Section 1. General. This Supplemental Stock Option Plan
                             -------
("Supplemental Plan") is Part II of the Corporation's Program. Any option granted pursuant to this Supplemental Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Supplemental Plan shall be subject to the General Provisions of the Program.

                  Section 2. Terms and Conditions. The Program Administrator may
                             --------------------
grant supplemental stock options to any person eligible under Article 4 of the General Provisions. The terms and conditions of options granted under this Supplemental Plan may differ from one another as the Program Administrator shall, in its discretion, determine as long as all options granted under this Supplemental Plan satisfy the requirements of this Supplemental Plan.

                  Section 3. Duration of Options. Each option and all rights
                             -------------------
thereunder granted pursuant to the terms of this Supplemental Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under this Supplemental Plan expire later than ten years from the date on which the option is granted.

                  Section 4. Purchase Price.  The option price with respect to
                             --------------
any option granted pursuant to this Supplemental Plan shall be determined by the Program Administrator at the time of grant.

                  Section 5. Exercise of Options. Unless otherwise provided by
                             -------------------
the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, supplemental stock options may only be exercised to the following extent during the following periods of time:

                                                       Maximum Percentage of
                                                          Shares Covered by
                                                         Option Which May be
                  During                                      Purchased
                  ------                            ----------------------------

         First 12 months after grant                              0
         First 24 months after grant                             25%
         First 36 months after grant                             50%
         First 48 months after grant                             75%
         Beyond 48 months after grant                           100%

                                    PART III

                            INDEPENDENT DIRECTOR PLAN

                  The following provisions shall apply with respect to options granted by the Program Administrator pursuant to Part III of the Program:

                  Section 1.  General. This Independent Director Plan
                              -------
("Independent Director Plan") is Part III of the Corporation's Program. Any option granted pursuant to this Independent Director Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Independent Director Plan shall be subject to the General Provisions of the Program.

                  Section 2.  Definitions.  As used in this Independent Director
                              -----------
Plan, the following definitions shall apply.


                           (a)      "Employee" shall mean any person employed on
a full-time basis by the Corporation or any present or future Subsidiary of the Corporation.

                           (b)      "Existing Independent Director" shall mean
each member of the Corporation's Board of Directors on the date the Program is first adopted by such Board of Directors who did not serve as an Employee during the preceding 12 months.

                           (c)      "Fair Market Value" shall have the meaning
set forth in Section 4 of the Incentive Plan.

                           (d)      "Independent Director" shall mean any member
of the Corporation's Board of Directors who, on the date such person is to receive a grant of an Option pursuant to the Independent Director Plan, shall not be an Employee.

                           (e)      "New Independent Director" shall have the
meaning set forth in Section 4(a) of this Independent Director Plan.

                           (f)      "Option" shall mean the right, granted
pursuant to Section 4 of this Independent Director Plan, to purchase one or more shares of Common Stock.

                           (g)      "Subsidiary" shall mean any present or
future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and (g) of the Code.

                  Section 3. Eligibility. The only persons eligible to receive
                             -----------
Options under the Independent Director Plan shall be persons who, on the date such Options are to be granted hereunder, constitute Independent Directors.

                  Section 4.  Option Grants.
                              -------------

                           (a)      Automatic Grants to New Independent
                                    -----------------------------------
Directors. The Corporation shall grant to each Independent Director who first
---------
becomes a director of the Corporation during the term of the Independent Director Plan (a "New Independent Director") an Option to purchase 25,000 shares of Common Stock on the date of his first appointment or election as a director of the Corporation.

                           (b)      Automatic Grants to Existing Independent
                                    ----------------------------------------
Directors.  On the date that the Program is first adopted by the Corporation's
---------
Board of Directors, the Corporation shall grant to each Existing Independent Director an Option to purchase 25,000 shares of Common Stock.

                  Section 5. Option Price. The exercise price per share of the
                             ------------
Common Stock covered by each Option granted under the Independent Director Plan shall be the Fair Market Value of a share of the Common Stock on the date the Option is granted.

                  Section 6. Term of Options. Subject to the General Provisions
                             ---------------
of the Program, each Option granted pursuant to the Independent Director Plan shall expire ten years after the date of grant.

                  Section 7. Exercise of Options.  Each Option granted pursuant
                             -------------------
to the Independent Director Plan shall be exercisable as follows:

                                         Maximum Percentage of Shares Covered by
                    During                   Option Which May be Purchased
                    ------               ---------------------------------------

         First 12 months after grant                      20%
         First 24 months after grant                      40%
         First 36 months after grant                      60%
         First 48 months after grant                      80%
         Beyond 48 months after grant                    100%

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